                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

        This Intellectual Property Security Agreement is entered into as of October 26, 1999 by and between SILICON VALLEY BANK ("Bank") and AML COMMUNICATIONS, INC. ("Grantor").

                                   RECITALS
                                   --------


        A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

        B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

        To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

        This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

       IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.


Address of Grantor:                    GRANTOR:


                                       AML COMMUNICATIONS, INC.

1000 Avenida Acaso                     By: /s/ Kirk A. Waldren
Camarillo, CA 93012                       -----------------------------

                                       Title: President & CEO
Attn:                                        --------------------------
     ------------------------

                                       BANK:

Address of Bank:                       SILICON VALLEY BANK

340 N. Westlake Boulevard, Suite 150   By: /s/ Karl R. Brier
Westlake Village, California  91362       ------------------------------

                                       Title: Vice President
Attn: Manager                                ---------------------------

                                   EXHIBIT A
                                   ----------

                                  Copyrights

Description                            Registration/           Registration/
-----------                            Application             Application
                                          Number                    Date
                                          ------                    ----

NONE

                                   EXHIBIT B
                                   ---------

                                    Patents

Description
-----------
                                                            Registration/     Registration/
                                                             Application       Application
                                                               Number             Date
                                                               ------             ----
Amplifier with Detuned Test Signal Cancellation for           5,768,699
Improved Wideband Frequency Response

Loss Less RF Feedback for Power Amplifier                     5,469,114
Linearization

Feed Forward Cancellation Amplifier Utilizing                 5,508,657
Dynamic Vector Control

Cascaded Error Correction in a Feed Forward                  09/083,579           May 21, 1999
Amplifier System

Feed-Forward Amplifier Manufacturing Module                  09/326,426           June 4, 1999

                                   EXHIBIT C
                                   ---------

                                   Trademarks

Description                            Registration/           Registration/
-----------                            Application             Application
                                          Number                    Date
                                          ------                    ----


Repeat-A-Cell                           2,098,157

                                   EXHIBIT D
                                   ---------

                                  Mask Works


Description                 Registration/                  Registration/
-----------                  Application                    Application
                               Number                          Date
                               ------                          ----